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                        Prudential Municipal Series Fund
                             (Hawaii Income Series)
                       Supplement dated February 24, 1997
                      to Prospectus dated November 1, 1996
    The Trustees of Prudential Municipal Series Fund (the Fund) have recently approved a proposal to exchange the assets and liabilities of the Hawaii Income Series (the Series) of the Fund for shares of Prudential National Municipals Fund, Inc. (National Municipals Fund). Class A, Class B and Class C shares of the Seies would be exchanged at net asset value for Class A shares of National Municipals Fund.
    The transfer has been approved by the Trustees of the Fund and by the Board of Directors of National Municipals Fund and is subject to approval by the shareholders of the Series. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Series' shareholders in or about late April 1997.
    Under the terms of the proposal, shareholders of the Series of the Fund would become shareholders of National Municipals Fund. No sales charges would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of its counsel that no gain or loss for federal income tax purposes would be recognized by shareholders of the Series as a result of the proposed transaction.
    Effective immediately, the Fund will no longer accept orders to purchase or exchange into shares of the Series. Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption privilege will remain in effect until the transaction is consummated.
    National Municipals Fund's investment objective is to seek a high level of current income exempt from federal income taxes.
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